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                                                                   Exhibit 10.22

                                                                       Exhibit A

                            INVESTOR RIGHTS AGREEMENT

            INVESTOR RIGHTS AGREEMENT (the "Agreement"), dated as of this 5th day of April, 2000 by and between Orion Power Holdings Inc., a Delaware corporation (the "Company"), Frederic V. Salerno (the "Purchaser") and the other parties listed on the signature pages hereto (the "Existing Stockholders").

                                    RECITALS

            WHEREAS, the Company and the Purchaser are simultaneously entering into an agreement pursuant to which the Purchaser is being appointed as Chairman of the Board of Directors of the Company;

            WHEREAS, the Company and the Purchaser are simultaneously entering into a Stock Purchase Agreement pursuant to which the Purchaser is purchasing shares of common stock of the Company, par value $.01 per share (the "Common Stock");

            WHEREAS, the Company and the Purchaser are simultaneously entering into a Non-Qualified Stock Option Agreement pursuant to which the Purchaser will be granted options to purchase shares of Common Stock;

            WHEREAS, the Company and each of the Existing Stockholders are parties to a Second Amended and Restated Stockholders' Agreement, dated as of November 5, 1999, as amended from time to time (the "Stockholders' Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed to them under the Stockholders' Agreement.

            WHEREAS, the parties hereto desire to set forth in this Agreement certain rights, obligations and restrictions with respect to Stock Beneficially Owned by the Purchaser.

            NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      Section 1. Tag-Along and Change of Control Rights

            . The parties acknowledge and agree that the Purchaser and his Permitted Transferees (as defined in the Stock Purchase Agreement) shall be subject to, and enjoy the benefits of, the provisions of Section 16 of the Stockholders' Agreement (as amended from time to time), as if the Purchaser and his Permitted Transferees was a Stockholder thereunder.

      Section 2. Bring-Along Rights

            . The Purchaser agrees on behalf of himself and his Permitted Transferees that GSCP may require the Purchaser and his Permitted Transferees to sell all, but not less than all, of the Stock Beneficially Owned by the Purchaser and his Permitted Transferees under the same
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circumstances, and on the same terms and conditions, as provided in Sections
17(a), (b), (d), (e) and (f) of the Stockholders' Agreement (as amended from time to time), treating the Purchaser and his Permitted Transferees for these purposes in the same manner as Constellation.

      Section 3. Governing Law

            . This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

      Section 4. Successors and Assigns

            . The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. No party hereto shall have the right to assign its rights and obligations under this Agreement, without the prior written consent of the other party.

      Section 4.6. Amendment.

            . This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.


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IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

                                ORION POWER HOLDINGS, INC.

                                By:
                                     Name:
                                     Title:

                                FREDERIC V. SALERNO


                                GS CAPITAL PARTNERS II, L.P.

                                By: GS Advisors, L.P., its general partner
                                By: GS Advisors, Inc., its general partner

                                By:


                                CONSTELLATION ENTERPRISES, INC.

                                By:
                                     Name:
                                     Title:


                                OTHER GS ENTITIES

                                GS CAPITAL PARTNERS III, L.P.

                                By: GS Advisors III, L.P., its general partner
                                By: GS Advisors III, Inc., its general partner

                                By:


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                  STONE STREET FUND 1998, L.P.

                  By: Stone Street Advantage Corp., its general partner

                  By: _____________________________________
                      Name:
                      Title:


                  BRIDGE STREET FUND 1998, L.P.

                  By: Stone Street Advantage Corp., its managing general partner

                  By: _____________________________________
                      Name:
                      Title:


                  GS CAPITAL PARTNERS II OFFSHORE, L.P.

                  By: GS Advisors II (Cayman), L.P., its general partner
                  By: GS Advisors II, Inc., its general partner

                  By:
                      Name:
                      Title:


                  GS CAPITAL PARTNERS III OFFSHORE, L.P.

                  By: GS Advisors III (Cayman), L.P., its general partner
                  By: GS Advisors III, Inc., its general partner

                  By:
                      Name:
                      Title:


                  GOLDMAN, SACHS & CO. VERWALTUNGS GmbH
                  (as nominee for GS Capital Partners II Germany C.L.P.)

                  By:
                      Name:
                      Title:

                  and

                  By:
                      Name:
                      Title:


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                  GOLDMAN, SACHS & CO. VERWALTUNGS GmbH
                  (as nominee for GS Capital Partners III Germany C.L.P.)

                  By:
                      Name:
                      Title:

                  and

                  By:
                      Name:
                      Title:


                  MITSUBISHI CORPORATION

                  By: __________________________________
                      Name:
                      Title:


                  DIAMOND GENERATING CORPORATION

                  By:
                      Name:
                      Title:


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                  DIAMOND CAYMAN, INC.

                           By:
                               Name:
                               Title:


                           MITSUBISHI INTERNATIONAL CORPORATION

                           By:
                               Name:
                               Title:


                           THE TOKYO ELECTRIC POWER COMPANY

                           By:
                               Name:
                               Title:


                           TOKYO ELECTRIC POWER COMPANY
                           INTERNATIONAL B.V.

                           By:
                               Name:
                               Title:


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